UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2020 (February 27, 2020)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers

On February 28, 2020, the independent directors of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (“L3Harris”) approved certain compensation actions with respect to William M. Brown, L3Harris’ Chairman and Chief Executive Officer, and Christopher E. Kubasik, L3Harris’ Vice Chairman, President and Chief Operating Officer. On February 27, 2020, the Compensation Committee of the Board of L3Harris approved certain compensation actions with respect to L3Harris’ other “named executive officers” (pursuant to Instruction 4 to Item 5.02 of Form 8-K, those executive officers included in the Summary Compensation Table in the Preliminary Proxy Statement for L3Harris’ 2020 Annual Meeting of Shareholders). The compensation actions that were approved included payouts for L3Harris’ fiscal transition period as described below under the Annual Incentive Plan, the terms of which have been previously disclosed.
Cash payouts under the Annual Incentive Plan in respect of L3Harris’ fiscal transition period (which commenced on June 29, 2019 and ended on January 3, 2020) were approved based on the extent of achievement of fiscal transition period performance measures and of other individual performance objectives established early in the fiscal transition period. The pre-established financial performance measures were L3Harris consolidated earnings before interest and taxes, free cash flow (defined as cash flow from operations less net capital expenditures) and revenue, weighted 40%, 40% and 20%, respectively, with the same performance measures and weightings also used for the Aviation Systems segment (relevant to Todd W. Gautier) and the Space and Airborne Systems segment (relevant to Edward J. Zoiss). Approved payouts were as follows: William M. Brown - $1,467,500; Christopher E. Kubasik - $1,467,500; Jesus Malave, Jr. - $367,000; Todd W. Gautier - $283,000; and Edward J. Zoiss - $388,000.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ James P. Girard
		Name:	James P. Girard
Date: March 4, 2020		Title:	Vice President and Chief Human Resources Officer

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